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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.__)


Filed by the Registrant                          [X]
Filed by a Party other than the Registrant       [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                             SEMOTUS SOLUTIONS, INC.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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
                             SEMOTUS SOLUTIONS, INC.
                           16400 LARK AVE., SUITE 230
                           LOS GATOS, CALIFORNIA 95032

                                 (408) 358-7100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 25, 2003

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Semotus Solutions, Inc. We will be holding the Annual Meeting at the Company's offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on Thursday, September 25, 2003, at 2:30 p.m., Pacific Time.

     At the 2003 Annual Meeting, we will ask you to:

     1. Elect four (4) directors to the Board of Directors of the Company to serve for a one-year term;

     2. Ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent accountants for the fiscal year ending March 31, 2004; and

     3. Transact such other business as may properly come before the meeting or any adjournment thereof. Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope. Also enclosed is Semotus Solutions' Annual Report on Form 10-K for the fiscal year ended March 31, 2003.

     Only holders of common stock of the Company of record at the close of business on July 29, 2003 are entitled to notice of and to vote at the Annual Meeting. The Board of Directors of the Corporation is soliciting the proxies.

     Your vote is very important to us regardless of the number of shares that you own. All stockholders, whether or not you expect to attend the Annual Meeting, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope, or follow the instructions provided for voting by phone or the internet. The prompt return of proxies or vote by phone or internet will ensure a quorum and same the Company the expense of further solicitation. Each proxy granted may be revoked by the stockholder appointing such proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. If you elect to vote by phone or the internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anthony N. LaPine
------------------------
Anthony N. LaPine
PRESIDENT


Los Gatos, California
August 1, 2003

                             SEMOTUS SOLUTIONS, INC.
                           16400 LARK AVE., SUITE 230
                           LOS GATOS, CALIFORNIA 95032
                                 (408) 358-7100

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 25, 2003

                               GENERAL INFORMATION

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2003 Annual Meeting of Semotus Solutions, Inc. ("Semotus," the "Company" or "we"). The 2003 Annual Meeting will be held on September 25, 2003 at the Company's offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032.

     This Proxy Statement provides detailed information about the Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of Semotus is soliciting these proxies.

     At the Annual Meeting, you will be asked to vote on the following proposals:

     1. Elect four directors, each for a one-year term;

     2. Ratify the appointment by the Board of Directors of the firm of Burr, Pilger & Mayer LLP as independent public accountants of Semotus for the fiscal year ending March 31, 2004; and

     3. Such other matters as may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR APPROVAL OF EACH OF THE OTHER PROPOSALS.

     On August 8, 2003, we began mailing this proxy statement to people who, according to our records, owned shares of common stock in Semotus as of the close of business on July 29, 2003. We have mailed with this proxy statement a copy of Semotus' Annual Report on Form 10-K for the fiscal year ended March 31, 2003.

              INFORMATION ABOUT THE 2003 ANNUAL MEETING AND VOTING

THE ANNUAL MEETING

     The Annual Meeting will be held at Company's offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on Thursday, September 25, 2003, at 2:30 p.m., Pacific Time.

THIS PROXY SOLICITATION

     We are sending you this proxy statement because Semotus' Board of Directors (the "Board") is seeking a proxy to vote your shares at the Annual Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. On August 8, 2002, we began mailing this proxy statement and the accompanying proxy card and Annual Report on form 10-K to all people who, according to our stockholder records, owned shares at the close of business on July 29, 2003. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report on form 10-K and the other accompanying materials described above so that such record holders could supply these materials to the beneficial owners as of July 29, 2003. We will bear the entire cost of this proxy solicitation.

VOTING YOUR SHARES

     You may vote your shares at the Annual Meeting by completing and returning the enclosed proxy card, or by voting in person at the Annual Meeting. Additionally, you may be able to vote by phone or via the internet, as described below.

     Whether or not you plan to attend the Meeting, please take the time to vote. Votes may be cast:

     o by traditional paper proxy card;

     o by phone;

     o via the Internet; or

     o in person at the Meeting.

     Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

     Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the nominees named below as directors of the Company; (ii) FOR the ratification of the appointment of Burr, Pilger & Mayer LLP as independent accountants for the year ending March 31, 2002; and (iii) in the discretion of the persons named in the enclosed form of proxy on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. IF YOU DECIDE TO VOTE BY PROXY, YOUR PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 25, 2003.

     Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your stock is registered with the Company in your own name), you may vote by phone, or through the Internet, by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Meeting, you may cancel your previous vote and vote in person at the Meeting.

     The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EDT, on September 24, 2003. For stockholders whose shares are registered in the name of a broker or other nominee, please consult the voting instruction provided by your broker for information about the deadline for voting by phone or through the Internet.

     Voting in Person. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Annual Meeting in accordance with the instructions you give on the proxy card.

     Attendance at the Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Meeting.

     If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all routine proposals.

VOTE REQUIRED FOR APPROVAL

     SHARES ENTITLED TO VOTE. On July 29, 2003, (the "Record Date") 20,140,997 shares of Semotus common stock were issued and outstanding. Each share issued and outstanding on the Record Date will be entitled to one vote on each of the proposals.

     QUORUM. The quorum requirement for holding the meeting and transacting business is that a majority of the issued and outstanding shares on the Record Date be present in person or represented by proxy and entitled to be voted. Accordingly, 10,070,499 shares must be present in person or by proxy for a quorum to be present. If a quorum is not present, a vote cannot occur. Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

     VOTES REQUIRED. In the election of directors, the four persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote.

ADDITIONAL INFORMATION

     We are mailing our Annual Report on Form 10-K for the fiscal year ended March 31, 2003, including consolidated financial statements, to all shareholders entitled to vote at the Annual Meeting together with this proxy statement. The Annual Report on Form 10-K does not constitute a part of the proxy solicitation material. The Annual Report on Form 10-K tells you how to get additional information about Semotus.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

Nominees for election to the Board of Directors are:

Anthony N. LaPine
Robert Lanz
Mark Williams
Laurence W. Murray


     Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. All of the four nominees are currently members of the Board of Directors and have consented to serve as directors if re-elected. Anthony N. LaPine is President and Chief Executive Officer of the Company. More detailed information about each of the nominees is available in the section of this proxy statement titled "Directors and Executive Officers".

     There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named directors was selected as a director of the Company.

     If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

     The Board of Directors of the Company has established the size of the board at four members. Proxies for the Annual Meeting may not be voted for more than four directors.

BOARD RECOMMENDATION

     The Board of Directors unanimously recommends a vote "FOR" each of the nominees to the Board of Directors.

                                   PROPOSAL 2:

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Burr, Pilger & Mayer LLP ("BPM"), an accounting firm of independent certified public accountants, to act as independent accountants for Semotus and its consolidated subsidiaries for our fiscal year 2004. The Board believes that BPM's experience with and knowledge of Semotus are important, and would like to continue this relationship. BPM has advised Semotus that the firm does not have any direct or indirect financial interest in Semotus or any of its subsidiaries, nor has BPM had any such interest since April 1, 2002, other than its capacity as our independent certified public accountants providing auditing and accounting services.

     In making the recommendation for BPM to continue as the Company's independent accountants for the fiscal year ended March 31, 2004, the Company's management team and the Audit Committee reviewed past audit results and the audit and non-audit services, if any, proposed to be performed during fiscal year 2004. In selecting BPM, the Audit Committee and the Board of Directors carefully considered BPM's independence.

     BPM has confirmed to Semotus that it is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission ("SEC") governing auditor independence.

     A representative of BPM is expected to attend the Annual Meeting. Each representative will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from stockholders.

RECOMMENDATION

     The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of Burr, Pilger & Mayer LLP.

                                 OTHER BUSINESS

     As of the date of this proxy statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of July 14, 2003, as to:

     o each person (or group of affiliated persons) known by us to own beneficially more than five percent of our common stock;

     o each of our directors, our chief executive officer and the two other most highly paid executive officers; and

     o    all our directors and officers as a group.

     Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Each individual has sole voting and investment power over the shares, except as otherwise noted. For the purposes of calculating percentage ownership as of July 14, 2003, 20,140,997 shares were issued and outstanding and, for any individual who beneficially owns shares represented by options or warrants exercisable on or before September 12, 2003, these shares are treated as if outstanding for that person. Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o Semotus Solutions, Inc., 16400 Lark Ave., Suite 230, Los Gatos, CA 95032.

                                                BENEFICIAL OWNERSHIP OF SHARES
                                                ------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNERS           NUMBER OF SHARES       PERCENT
-------------------------------------           ----------------       -------
Directors and Executive Officers:
Anthony LaPine                                     2,498,282(1)          12.4%
Pamela LaPine                                      2,498,282(2)          12.4%
Charles K. Dargan, II                                182,621(3)             *
Mark Williams                                         12,083(4)             *
Laurence W. Murray                                    12,499(5)             *
Robert Lanz                                           22,499(6)             *
All Officers and Directors as a
 Group (8 Persons)                                 2,837,460(7)          14.1%
5% Stockholders: none
-------------
*    Less than 1%
(1) Includes 1,020,000 shares of common stock owned directly by Mr. LaPine; exercisable warrants to purchase 300,000 shares of common stock; exercisable options to purchase 840,570 of common stock; and 3,000 shares of common stock and exercisable options to purchase 334,712 shares of common stock owned by Mr. LaPine's wife, Pamela LaPine, the Company's Executive Vice President and President of Financial Services, as set forth below.
(2) Includes 3,000 shares of common stock owned directly by Pamela LaPine; exercisable options to purchase 334,712 shares of common stock; and 1,020,000 shares of common stock, exercisable options to purchase 840,570 shares of common stock, and exercisable warrants to purchase 300,000 shares of common stock owned by Mrs. LaPine's husband, Anthony LaPine, President and Chief Executive Officer of the Company, as set forth above.
(3)  Includes exercisable options to purchase 182,621 shares of common stock.
(4)  Includes exercisable options to purchase 12,083 shares of common stock.
(5)  Includes exercisable options to purchase 12,499 shares of common stock.
(6)  Includes exercisable options to purchase 22,499 shares of common stock.
(7) Includes the shares listed above as beneficially owned by Messrs. LaPine, Dargan, Williams, Murray, Lanz, and Mrs. LaPine, and 109,476 shares of common stock underlying currently exercisable options held by other executive officers of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers (as defined in regulations issued by the SEC) and directors, and persons who own more than ten percent of a registered class of Semotus' equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to us and certifications from executive officers and directors, we believe that during the past fiscal year all filing requirements applicable to our directors, officers and beneficial owners of more than 10% of a registered class of our equity securities were complied with.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information relating to our directors and executive officers who will continue to serve after the Annual Meeting:

       NAME            AGE                   POSITION
       ----            ---                   --------
Anthony N. LaPine       61     Chairman of the Board, President, and Chief
                               Executive Officer
Charles K. Dargan, II   48     Chief Financial and Accounting Officer
Taliesin Durant         32     Corporate Secretary and General Counsel
Cornel R. Fota          36     Chief Technical Officer
Pamela B. LaPine        45     Executive Vice President of Sales and Marketing
Robert Lanz (1)         61     Director
Mark Williams (2)       45     Director
Laurence W. Murray (3)  63     Director
-------------
(1)  Chairman of the Audit Committee; Member of the Compensation Committee.
(2)  Member of the Audit Committee and the Compensation Committee.
(3) Mr. Murray was elected as a member of the Board of Directors of the Company effective as of November 19, 2002. He is also Chairman of the Compensation Committee and a member of the Audit Committee.

     There is no family relationship between any Director or Executive Officer of the Company except that Anthony N. LaPine and Pamela B. LaPine are husband and wife. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company.

     Anthony N. LaPine has been the Company's President and one of its directors since June of 1996. In June of 1997 Mr. LaPine was elected Chief Executive Officer of the Company, and in August of 1997, Mr. LaPine was elected Chairman of the Board. Mr. LaPine's career began at IBM where he served as a member of the engineering team that developed the modern disc drive. In 1969 he was recruited as one of the founders of Memorex's Equipment Group where he was instrumental in developing the floppy disc drive. After the sale of Memorex to Unisys, Mr. LaPine was recruited to re-engineer the Irwin/Olivetti Company, where he orchestrated the invention of the first removable cartridge tape backup in personal computers. Subsequently, he formed LaPine Technology, raised thirty million dollars and launched the 31/2-inch Winchester disk drive technology that is now the industry standard. Mr. LaPine then sold LaPine Technology, and formed the LaPine Group, a private investment and management-consulting firm. Mr. LaPine received a BSEE Cum Laude, from San Jose State University, an MSEE from the University of Santa Clara and an MBA from the University of San Francisco. He later became an alumnus of Stanford's Graduate School of Business through their Executive Program.

     Charles K. Dargan, II has resigned as a member of the Company's Board of Directors effective as of July 31, 2002. However, he will continue to be the Company's Chief Financial and Accounting Officer. Mr. Dargan was on the Board of Directors from March 1999 to July 2002 and was the Executive Vice President of Operations and Administration for the Company from April 2000 to January 2001, at which time Mr. Dargan became the Company's Chief Financial and Accounting Officer. Prior to joining Semotus Solutions, Mr. Dargan served as a Managing Director of Corporate Finance for The Seidler Companies Incorporated, a private brokerage, investment banking and public finance firm. In addition, he was a partner and Chief Financial Officer of the investment banking firm of Ambient Capital, was a Managing Director of Corporate Finance at L.H. Friend, Weinress, Frankson & Presson, Inc., and a First Vice President at Drexel Burnham Lambert, Incorporated. His accounting and financial industry experience has made him an expert in public and private debt and equity finance, mergers and acquisitions and financial management of and planning for emerging growth companies. Mr. Dargan graduated from the University of Southern California with an MBA and an MS in Finance, and possesses an A.B. in Government and Economics from Dartmouth College. He also holds accounting and finance industry certifications of Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA).

     Taliesin (Tali) Durant joined the Company in August 1999 and has been the Company's Corporate Secretary and in-house counsel since January 2000. Ms. Durant provides legal counsel for all of Semotus Solutions'corporate, financial and business matters. This includes the drafting and negotiation of agreements connected to the development as well as the distribution, sale and licensing of the Company's services software and technology. She also plays a crucial role in the Company's business development and merger and acquisition strategy. Ms. Durant possesses expertise in a number of business and legal issues including those related to merger and acquisition agreements, intellectual property licensing, as well as in software development and service contracts. Ms. Durant has experience providing legal guidance in the areas of consumer protection, small business development and contracts, telecommunications, and intellectual property safeguards. She is a member of the American Corporate Counsel Association, the American Bar Association, and the California State Bar Association. She is an alumna of the Northwestern School of Law at Lewis and Clark College, and has specific legal expertise in the area of high technology. Ms. Durant holds a Bachelor of Arts in Economics from Connecticut College.

     Cornel Fota has been employed with the Company since 1996 and currently serves as our Chief Technical Officer (CTO). Mr. Fota joined the Company in 1996 as a senior software engineer and was involved in developing Semotus' core products and technologies. From July 1997 to August 1998 he was a Software Development Manager for the Company. Mr. Fota moved to the position of Director of Engineering from August to October of 1998, and then became Semotus' Vice President of Engineering until he was promoted to CTO in January 2001. Mr. Fota has experience in the analysis, design, implementation and management of software-based projects. His areas of expertise include real-time systems, Internet technologies, serial communications, paging protocols and object-oriented analysis and design. Mr. Fota is responsible for managing the Company's development, production and information systems groups. Before joining the Company, he was involved with the development of various Microsoft-based systems. Mr. Fota has a Master of Science in Software Engineering from the Technical University of Bucharest, Romania. He also holds a post-graduate management degree from Ecole Nationale des Ponts et Chaussees, Paris, France.

     Pamela LaPine began with the Company in 1996 and currently serves as Executive Vice President of Sales and Marketing. She is responsible for the sales, marketing, account management and strategic direction behind the Company's Financial Services and HipLink product lines. Mrs. LaPine began as the Company's Director of Administration in 1996 and then moved to Vice President of Operations in 1997. In October of 1998 she moved into the position of Vice President of Marketing, and in 2000 was promoted to Executive Vice President and President of Financial Services. Pamela LaPine is a seasoned business professional with over 20 years of management experience in Silicon Valley high tech companies. She has extensive experience in corporate operations, finance, marketing and business development. Mrs. LaPine started her management career as Marketing Director at Digital Recording Corporation, and then transitioned to LaPine Technologies, where she was responsible for strategic planning. She has also held executive positions with Partners Petroleum and Olympiad Corporation. Mrs. LaPine did her undergraduate studies at the University of Utah.

     Robert Lanz has served on Semotus' Board of Directors and as Chairman of the Company's Audit Committee since November of 2001. Mr. Lanz has over 35 years of accounting and management experience. Mr. Lanz is currently Managing Director of the Silicon Valley office of The Financial Valuation Group, a business valuation consulting and litigation services firm, and Managing Partner of RAMP Partners, LLC, an accounting and financial management consulting firm. Mr. Lanz is a certified public accountant. From 1998 to 2000, he was an audit and business advisory partner with BDO Seidman, LLP, an international accounting and consulting firm, and Meredith, Cardozo, Lanz & Chiu, LLP. Mr. Lanz previously retired from KPMG International, after a 27-year career with that firm, where he was an audit and SEC Reviewing partner. He has also served as chief financial officer of public and private companies, including a successful IPO. Mr. Lanz currently sits on the board of Kelmoore Strategy Variable Trust.

     Mark Williams joined the Company's Board of Directors on August 1, 2002. Mr. Williams has over 20 years of accounting and management experience. Mr. Williams is currently CFO and a General Partner of University Technology Ventures. Previously, from 1990 to 2000, he was a Partner at Ruzzo, Scholl and Murphy Accountancy Corporation. For 8 years before that, Mr. Williams was a tax manager at Price Waterhouse. Mr. Williams is a certified public accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

     Laurence W. Murray joined the Company's Board of Directors on November 19, 2002. Mr. Murray has over 30 years of experience in finance, accounting and management. Currently, Mr. Murray is a professor of finance and international business at the University of San Francisco, as well as a consultant, specializing in corporate planning and financial strategy. Mr. Murray is also an adjunct professor of international business at the University of California, Berkeley. Mr. Murray holds a Ph.D. in economics and finance from Clark University, a M.S. in economics from the University of Missouri, and a B.A. in business from the University of Northern Iowa.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES.

     The Board of Directors currently consists of four members. The Board of Directors held one meeting during fiscal year 2003, and executed 16 unanimous consents in lieu of a meeting. Each of the directors appointed at that time attended the one meeting.

     The standing committees of the Board of Directors include an Audit Committee and a Compensation Committee. The Compensation Committee consists of Messrs. Lanz, Williams and Murray, with Mr. Murray as its chairman. The Compensation Committee held one meeting during the fiscal year 2003. The Compensation Committee determines the compensation of senior executive officers (such as the chief executive officer and chief financial officer), subject, if the Board so directs, to the Board's further ratification of the compensation; determines the compensation for other officers or delegate such determinations to the chief executive officer; grants options, stock or other equity interests under our stock option or other equity-based incentive plans; and administers those plans and, where such plans specify, our other employee benefit plans.

     The Audit Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Lanz as its chairman. Mr. Lanz was elected to the Board and to the Audit Committee in November of 2001. The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Attachment A to this proxy statement. The Audit Committee makes recommendations to the Board concerning the engagement of independent accountants; reviews with the independent accountants the plans and results of the audit engagement; approves professional services provided by the independent accountants; considers the range of audit and non-audit fees; verifies that auditors are independent of management and are objective in their findings; reviews annual CPA audit and recommendations of internal controls and related management response; reviews the audit reports with management and the auditor; oversees the internal audit function; and monitors management's efforts to correct deficiencies described in any audit examination. A report of the Audit Committee can be found on page 18 of this proxy statement.

     The Audit Committee held a total of 5 meetings during fiscal year 2003, which were attended by all of the Audit Committee members appointed at that time, except Frederick Hoar who missed two audit committee meetings.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION . The following table sets forth the compensation for the fiscal years ended March 31 2001, 2002 and 2003 awarded to, earned by or paid to our chief executive officer and the three other most highly paid executive officers. We refer to these four officers as the "named executive officers."

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------
                                            ANNUAL COMPENSATION                   LONG TERM COMPENSATION
--------------------------------------- --------------------------------
                                                                          SECURITIES
                                                            OTHER ANNUAL  UNDERLYING      ALL OTHER
NAME AND PRINCIPAL                                          COMPENSATION  OPTIONS/SARS    COMPENSATION
POSITION                      YEAR   SALARY($)   BONUS($)   ($)           (#)             ($)
---------------------------   ----   ---------   --------   -----------   -------------   -------------
Anthony LaPine                2003   $ 218,000        --    $ 13,859(2)   891,000(4)      $ 631,435 (7)
   Chairman and Chief         2002   $ 239,770        --    $  9,336(2)   810,000(5)      $ 520,452 (7)
   Executive Officer          2001   $ 240,000        --    $ 11,000(2)   300,000         $ 375,551 (7)
---------------------------   ----   ---------   --------   -----------   -------------   -------------
Charles Dargan, II            2003   $  88,948        --    $ 30,000(3)   277,000(4)                 --
    Chief Financial           2002   $ 154,618        --             --   270,000(5)                 --
    Officer                   2001   $ 155,000        --             --   140,000                    --
---------------------------   ----   ---------   --------   -----------   -------------   -------------
Pamela LaPine                 2003   $ 109,000        --    $ 10,966(2)   385,000(4)                 --
    Executive Vice            2002   $ 117,919        --    $  9,997(2)   350,000(5)                 --
    President of Sales        2001   $  98,000        --    $  7,500(2)   250,000                    --
    and Marketing
---------------------------   ----   ---------   --------   -----------   -------------   -------------
Steven McAllister             2003   $ 134,259        --             --   192,500(4)(6)   $   9,281 (8)
    Group President (1)       2002   $ 137,500        --             --   175,000(5)(6)              --
                              2001          --        --             --        --                    --
---------------------------   ----   ---------   --------   -----------   -------------   -------------
--------------

(1) Mr. McAllister was Group President of the Company's E-Commerce and HipLink Divisions from October 2001 to March 2003, and was not an executive officer as of March 31, 2003.
(2)  Represents automobile allowances and / or mileage reimbursements.
(3)  Represents moving expense allowance.
(4) Represents previously granted options to purchase shares of common stock under the Company's 1996 Stock Option Plan that were repriced on May 16, 2002 and again on October 23, 2002 as discussed in "Report on Repricing of Options / SARs", except for the additional grants issued to each named executive officer on May 16, 2002 (expiring on 5/16/12) and subsequently repriced on October 23, 2002 (81,000 to Anthony LaPine; 27,000 to Charles Dargan; 35,000 to Pamela LaPine and 17,500 to Steve McAllister).
(5) Represents previously granted options to purchase shares of common stock under the Company's 1996 Stock Option Plan that were repriced on November 6, 2001, except for 50,000 new options granted to Charles Dargan on January 11, 2002, 75,000 new options granted to Mr. McAllister on January 11, 2002, 100,000 new options granted to Tony Travis on July 27, 2001 and subsequently repriced on November 6, 2001, and 100,000 new options granted to Mr. McAllister in April 2001 and subsequently repriced on November 6, 2001.
(6) These options were cancelled due to Mr. McAllister's resignation; 137,292 had not yet vested and were cancelled in May 2003, the remaining 55,208 had vested and were exercised in April 2003.
(7) Represents the Company's forgiveness of certain loans to Anthony LaPine for the purchase of stock; these promissory notes did not result in the Company lending cash to Mr. LaPine. Please see page 18 - Certain Relationships and Related Transactions.
(8)  Represents accrued vacation paid upon Mr. McAllister's resignation.

     Option Grants. The following table sets forth certain information concerning individual grants of stock options made to each of the named Executive Officers during the fiscal year ended March 31, 2003. No stock appreciation rights were granted to these individuals during the year. All options were granted under the Company's 1996 Stock Option Plan.

----------------------- ---------------------------------------------------------- ---------------------------
                                                                                      POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED ANNUAL
                                                                                      RATES OF STOCK PRICE
                                                                                    APPRECIATION FOR OPTION
                                            INDIVIDUAL GRANTS                                 TERM
----------------------- ---------------------------------------------------------- ---------------------------
                                              PERCENTAGE
                        NUMBER OF             OF TOTAL
                        SHARES                OPTIONS
                        UNDERLYING            GRANTED TO   EXERCISE
                        OPTIONS               EMPLOYEES    OF BASE
NAME                    GRANTED               IN FISCAL    PRICE      EXPIRATION
                        (#) (*)(**)           YEAR         (#/SH)     DATE           5% ($)(5)    10% ($)(5)
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
Anthony N. LaPine           140,000  (1)         2.82%       $0.17     09/17/06       $ 14,968       $ 37,931
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                            370,000  (1)         7.46%       $0.17     01/12/10       $ 39,557      $ 100,246
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                            300,000  (1)         6.05%       $0.17     03/05/11       $ 32,074       $ 81,281
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             81,000  (2)         1.63%       $0.17     05/16/12        $ 8,660       $ 21,946
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
Charles K. Dargan            20,000  (1)         0.40%       $0.15     01/24/10        $ 1,887       $  4,781
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                            140,000  (3)         2.82%       $0.15     12/27/10       $ 13,207       $ 33,469
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------

----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             40,000  (3)         0.81%       $0.15     06/01/11        $ 3,773       $  9,562
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             50,000  (3)         1.01%       $0.15     01/11/12       $  4,717       $ 11,953
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             27,000  (2)         0.54%       $0.15     05/16/12       $  2,547       $  6,456
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
Pamela LaPine                50,000  (1)         1.01%       $0.17     09/17/06       $  5,346       $ 13,547
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             50,000  (1)         1.01%       $0.17     01/12/10       $  5,346       $ 13,547
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             50,000  (3)         1.01%       $0.17     12/27/10       $  5,346       $ 13,547
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                            200,000  (1)         4.03%       $0.17     03/05/11       $ 21,382       $ 54,187
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             35,000  (2)         0.71%       $0.17     05/16/12       $  3,742       $  9,483
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
Steve McAllister            100,000  (4)         2.02%       $0.15     04/06/11       $  9,433       $ 23,907
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             75,000  (4)         1.51%       $0.15     01/11/12       $  7,075       $ 17,930
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
                             17,500  (2)(4)      0.35%       $0.15     05/16/12       $  1,651       $  4,184
----------------------- ------------ -------- ------------ ---------- ------------ ------------ --------------
--------------

* Options expire 90 days after the termination of employment of the option holder.

** Represents previously granted options to purchase shares of common stock under the Company's 1996 Stock Option Plan that were repriced on May 16, 2002, and repriced again on October 23, 2002, as discussed in "Report on Repricing of Options / SARs" located below, except for one additional grant issued to each named executive officer on May 16, 2002, expiring on 5/16/12 (see Footnote (2) below), and subsequently repriced on October 23, 2002.

(1)  These options are fully vested and immediately exercisable.
(2) One Hundred percent of these options become exercisable one year after the date of grant, or on May 16, 2003.
(3) One-fourth of the options become exercisable one year after the date of grant. Thereafter, the remaining three-fourths of the options become exercisable monthly in equal increments over a three-year period.
(4) This option holder resigned; 137,292 options were unvested and expired on the date of resignation, or March 27, 2003; the remaining 55,208 vested options were exercised in April of 2003.
(5) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the SEC and are based on the assumption that the exercise price was the fair market value of the shares on the date of grant. There is no assurance provided to any executive officer or any other holder of our securities that the actual price appreciation over the ten-year option term will be at the assumed 5% or 10% levels or at any other defined level.

     Aggregate Option Exercises. The following table sets forth certain information concerning individual exercises of stock options during the fiscal year ended March 31, 2003, and the shares represented by outstanding options held by each of the named executive officers as of March 31, 2003.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                       SHARES    VALUE     NUMBER OF SHARES        VALUE OF
                      ACQUIRED  REALIZED      UNDERLYING          UNEXERCISED
                         ON               UNEXERCISED OPTIONS    IN-THE-MONEY
                      EXERCISE             AT MARCH 31, 2003        OPTIONS
                                             EXERCISABLE/      AT MARCH 31, 2003
                                             UNEXERCISABLE       EXERCISABLE/
                                                               UNEXERCISABLE (1)
NAME                    (#)       ($)             (#)                 ($)
Anthony N. LaPine         -0-       -0-     709,710/181,290          -0-/-0-
Charles K. Dargan, II     -0-       -0-     130,830/146,170          -0-/-0-
Steve McAllister          -0-       -0-      55,208/137,292          -0-/-0-
Pamela LaPine             -0-       -0-     261,264/123,736          -0-/-0-
--------------

(1) No options were "in the money"; Options are "in the money" to the extent the closing price of Semotus' common stock on March 31, 2003 exceeded the exercise price of the options. The value of unexercised options represents the difference between the exercise price of net options and $0.12, which was the last reported sale price of Semotus common stock on March 31, 2003.

REPORT ON REPRICING OF OPTIONS / SARS.

     On May 1, 2002, all employees with a fifty thousand dollar annual salary or greater took a ten percent salary reduction. In exchange, on May 16, 2002, the Board of Directors approved the repricing of all of those employees' outstanding stock options under the Company's 1996 Stock Option Plan to $0.43 per share (the current fair market value of the Company's common stock as of the reprice date), and $0.47 per share for Anthony LaPine and Pamela LaPine (110% of the fair market value at the date of reprice). Exercise prices ranged from $0.76 to $0.84 per share. Additionally, these employees received an additional grant equal to 10% of their total options granted under the Stock Option Plan to date.

     Effective October 23, 2002 the Board of Directors of the Company approved the repricing of all of the options held by almost all of the employees (including executive officers) of the Company. Exercise prices ranged from $0.22 to $0.47 per share. The Board of Directors determined such a repricing to be appropriate in order to sustain the incentivization of its employees. Employees' existing option grants were repriced on October 23, 2002 to an exercise price of $0.15 per share (the current fair market value of the Company's common stock as of the reprice date) and an exercise price of $0.17 per share (110% of the fair market value at the date of reprice) for those persons owning more than 10% of the voting power of all classes of stock (Anthony LaPine and Pamela LaPine). All grants maintained their existing vesting schedules. These are deemed to be a repricing under FIN 44 and will result in variable plan accounting. While no compensation expense was required to be recognized in the fiscal year ended March 31, 2003, expense will be recognized in the future if the stock price increases above the revised exercise price of the options.

     The following table sets forth certain information concerning adjustments or amendments of exercise prices of stock options or SARs previously awarded to any of the executive officers of the Company.

                        TEN-YEAR OPTION / SAR REPRICINGS

NAME                           DATE        SECURITIES     MARKET PRICE       EXERCISE           NEW          LENGTH OF
                                           UNDERLYING       OF STOCK         PRICE AT         EXERCISE        ORIGINAL
                                           OPTIONS/SAR         AT        TIME OF REPRICING    PRICE($)         OPTION
                                           REPRICED OR       TIME OF            OR                              TERM
                                             AMENDED        REPRICING        AMENDMENT                       REMAINING
                                               (%)             OR               ($)                              AT
                                                            AMENDMENT                                         DATE OF
                                                               ($)                                          REPRICING OR
                                                                                                             AMENDMENT
Anthony LaPine               5/16/02          140,000         $0.43            $0.84          $ 0.47(1)       4.4 yrs.
CEO                          5/16/02          370,000         $0.43            $0.84          $ 0.47(1)       7.6 yrs.
                             5/16/02          300,000         $0.43            $0.84          $ 0.47(1)       8.9 yrs.
                            10/23/02          140,000         $0.15            $0.47          $ 0.17(1)       3.9 yrs.
                            10/23/02          370,000         $0.15            $0.47          $ 0.17(1)       7.1 yrs.
                            10/23/02          300,000         $0.15            $0.47          $ 0.17(1)       8.4 yrs.
                            10/23/02           81,000         $0.15            $0.47          $ 0.17(1)       9.5 yrs.

Pamela LaPine                5/16/02           50,000         $0.43            $0.84          $ 0.47(1)       4.4 yrs.
Exec. VP                     5/16/02           50,000         $0.43            $0.84          $ 0.47(1)       7.6 yrs.
                             5/16/02           50,000         $0.43            $0.84          $ 0.47(1)       8.6 yrs.
                            10/23/02          200,000         $0.43            $0.84          $ 0.47(1)       8.9 yrs.
                            10/23/02           50,000         $0.15            $0.47          $ 0.17(1)       3.9 yrs.
                            10/23/02           50,000         $0.15            $0.47          $ 0.17(1)       7.1 yrs.
                            10/23/02           50,000         $0.15            $0.47          $ 0.17(1)       8.1 yrs.
                            10/23/02          200,000         $0.15            $0.47          $ 0.17(1)       8.4 yrs.
                            10/23/02           35,000         $0.15            $0.47          $ 0.17(1)       9.5 yrs.

Charles K.                   5/16/02           20,000         $0.43            $0.76          $ 0.43          7.7 yrs.
Dargan, II                   5/16/02          140,000         $0.43            $0.76          $ 0.43          8.6 yrs.
CFO                          5/16/02           40,000         $0.43            $0.76          $ 0.43          9.2 yrs.
                             5/16/02           50,000         $0.43            $0.76          $ 0.43          9.6 yrs.
                            10/23/02           20,000         $0.15            $0.43          $ 0.15          7.2 yrs.
                            10/23/02          140,000         $0.15            $0.43          $ 0.15          8.1 yrs.
                            10/23/02           40,000         $0.15            $0.43          $ 0.15          8.7 yrs.
                            10/23/02           50,000         $0.15            $0.43          $ 0.15          9.1 yrs.
                            10/23/02           27,000         $0.15            $0.43          $ 0.15          9.5 yrs.

Steve McAllister             5/16/02          100,000         $0.43            $0.76          $ 0.43            0 yrs.
Group President              5/16/02           75,000         $0.43            $0.76          $ 0.43            0 yrs.
                            10/23/02          100,000         $0.15            $0.43          $ 0.15            0 yrs.
                            10/23/02           75,000         $0.15            $0.43          $ 0.15            0 yrs.
                            10/23/02           17,500         $0.15            $0.43          $ 0.15            0 yrs.

Tali Durant                  5/16/02           15,000         $0.43            $0.76          $ 0.43          7.4 yrs.
Corp. Sec.                   5/16/02           10,000         $0.43            $0.76          $ 0.43          7.6 yrs.
                             5/16/02           20,000         $0.43            $0.76          $ 0.43          8.1 yrs.
                             5/16/02           25,000         $0.43            $0.76          $ 0.43          8.6 yrs.
                             5/16/02           25,000         $0.43            $0.76          $ 0.43          9.1 yrs.
                            10/23/02           15,000         $0.15            $0.43          $ 0.15          6.9 yrs.
                            10/23/02           10,000         $0.15            $0.43          $ 0.15          7.1 yrs.
                            10/23/02           20,000         $0.15            $0.43          $ 0.15          7.6 yrs.
                            10/23/02           25,000         $0.15            $0.43          $ 0.15          8.1 yrs.
                            10/23/02           25,000         $0.15            $0.43          $ 0.15          8.6 yrs.
                            10/23/02           25,000         $0.15            $0.43          $ 0.15          9.1 yrs.
                            10/23/02           12,500         $0.15            $0.43          $ 0.15          9.5 yrs.

Cornel Fota                  5/16/02            1,914         $0.43            $0.76          $ 0.43          5.2 yrs.
CTO                          5/16/02           10,000         $0.43            $0.76          $ 0.43          7.1 yrs.
                             5/16/02           20,000         $0.43            $0.76          $ 0.43          7.5 yrs.
                             5/16/02           50,000         $0.43            $0.76          $ 0.43          7.5 yrs.
                             5/16/02           40,000         $0.43            $0.76          $ 0.43          8.6 yrs.
                             5/16/02           50,000         $0.43            $0.76          $ 0.43          9.1 yrs.
                            10/23/02            1,914         $0.15            $0.43          $ 0.15          4.9 yrs.
                            10/23/02           10,000         $0.15            $0.43          $ 0.15          6.8 yrs.
                            10/23/02           20,000         $0.15            $0.43          $ 0.15            7 yrs.
                            10/23/02           50,000         $0.15            $0.43          $ 0.15          7.1 yrs.
                            10/23/02           40,000         $0.15            $0.43          $ 0.15          8.1 yrs.
                            10/23/02           50,000         $0.15            $0.43          $ 0.15          8.6 yrs.
                            10/23/02           24,000         $0.15            $0.43          $ 0.15          9.5 yrs.
--------------

(1) This exercise price equals 110% of the current market price on the date of the reprice.

DIRECTOR COMPENSATION

     Except for reimbursement for reasonable travel expenses relating to attendance at Board meetings and discretionary grants of stock options, directors are not compensated for their services as directors. Directors who are employees are eligible to participate in our equity incentive plan. In fiscal year 2003, we granted options to purchase a total of 40,000 shares of common stock to Mr. Lanz. We also granted options to purchase 20,000 shares of common stock to Mr. Williams and options to purchase 20,000 shares of common stock to Mr. Murray. All outstanding options as of May 16, 2002 were repriced to $0.43 per share and all outstanding options as of October 23, 2002 were repriced to $0.15 per share.

     The following table identifies all stock options that we have granted to our current non-employee directors since June 1996.

NON-EMPLOYEE DIRECTOR      NUMBER OF        EXERCISE           GRANT DATE /
                        SHARES UNDERLYING   PRICE($)         EXPIRATION DATE
                          OPTIONS (#)
---------------------   -----------------   --------     -----------------------
Robert Lanz               10,000 (1)        $  0.15       11/5/2001 / 11/5/2006
                          10,000 (2)        $  0.15        6/3/2002 / 6/3/2007
                          30,000 (3)        $  0.14       2/24/2003 / 2/24/2008
Mark Williams             10,000 (4)        $  0.15        8/1/2002 / 8/1/2007
                          10,000 (3)        $  0.12        4/1/2003 / 4/1/2008
Laurence Murray           10,000 (5)        $  0.17      11/19/2002 / 11/19/2007
                          10,000 (3)        $  0.14       2/24/2003 / 2/24/2008
--------------
(1) These options were repriced on November 6, 2001, May 16, 2002 and again on October 23, 2002, and are all exercisable as of March 31, 2003.
(2) These options were repriced on October 23, 2002, and vest as to 50% one year from the date of grant, or on June 3, 2003, and the remaining 50% vest one year thereafter, or on June 3, 2004.
(3) These options vest monthly as to 1/24th for two years and have an exercise price equal to the closing market price on the date of grant.
(4) These options are all immediately exercisable as of the grant date, and were repriced on October 23, 2002.
(5) These options are all immediately exercisable as of the grant date, and have an exercise price equal to the closing market price on the date of grant, November 19, 2002.

EMPLOYMENT AGREEMENTS

     The Company entered into a three-year employment agreement with Anthony LaPine, the Company's CEO, which became effective on May 1, 1996, and was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party. According to the agreement, Mr. LaPine receives a base salary of $240,000 per year, plus discretionary increases in conformity with the Company's standard review procedure. However, on May 1, 2002, Mr. LaPine voluntarily, along with all other employees with an annual salary of $50,000 or greater, took a ten percent salary reduction, and therefore currently receives a base salary of $216,000 per year. Mr. LaPine is also given a car allowance that is not to exceed $1,000 a month. Mr. LaPine receives full health, dental, vision, and disability insurance. If the Company terminates Mr. LaPine's employment agreement prior to May 1, 2004 for reasons other than disability, or if Mr. LaPine terminates the agreement for "good reason" as defined in the agreement, the Company is mandated to continue paying the salary and other benefits for the duration of the term.

     In 2001, WizShop.com, Inc., one of the Company's subsidiaries, entered into an employment agreement with Steve McAllister, providing, among other things, an annual salary of $150,000. As of March 27, 2003, Mr. McAllister resigned and the employment agreement by and among Mr. McAllister and WizShop was terminated without penalty.

EMPLOYEE WARRANTS

     On December 1, 1999, the Company issued warrants to purchase 300,000 shares of common stock at $2.375 per share to Mr. LaPine. These warrants expire on December 4, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective May 1, 1996, the Company entered into a three year employment agreement with the Company's Chief Executive Officer. This agreement was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party. On December 1, 1999, the Board of Directors granted the Chief Executive Officer a warrant to purchase 300,000 shares of common stock at $2.375 per share, as part of his compensation package.

     In conjunction with the private placement dated November 5, 1997 the Chief Executive Officer of the Company entered into a stock purchase agreement. Under the terms of the agreement, the Chief Executive Officer received 560,000 shares of preferred stock with detachable warrants to purchase 280,000 shares of the Company's common stock at $2.50 per share, in exchange for a note receivable in the amount of $1,050,000. The note is collateralized by certain assets of the officer and bears interest at a rate of 7%. This note was for the purchase of stock and did not result in the Company lending cash to Mr. LaPine. Mr. LaPine has not sold any of the stock purchased with this note and has not received any cash income related to this transaction. Additionally, the warrants to purchase 280,000 shares at $2.50 per share have terminated.

     On January 15, 2000, the Company entered into a Loan Forgiveness Agreement with the Chief Executive Officer which provided that the $1,050,000 promissory note would be forgiven if he continues to serve as the Company's Chief Executive Officer through May 1, 2004, and there are no uncured defaults by him under his Employment Agreement on May 1, 2004. The note, together with interest accrued thereon has been presented as contra-equity in the balance sheet. The note plus interest is being amortized over the period of the contract of employment. Consequently, in the year ended March 31, 2003 expense of $631,435 has been recorded as employment compensation. On July 26, 2002, the Board of Directors approved the reduction in the purchase price of the 560,000 shares of this corporation's Common Stock from $3.75 per share to $0.25 per share (representing the current fair market value of the shares); consequently, $480,049 was forgiven, and the $1,050,000 promissory note was canceled in exchange for a new promissory note in the principal amount of $140,200 and otherwise containing the same terms and conditions as the surrendered promissory note. Consequently, the loan amortization schedule was accelerated in the amount of $480,049 due to the re-valuation of the loan amount from $1,050,000 to $140,200. The amount outstanding on this loan as of July 18, 2003 is $65,954.

     In 2001, WizShop.com, Inc., one of the Company's subsidiaries, entered into an employment agreement with Steve McAllister, providing, among other things, an annual salary of $150,000. As of March 27, 2003, Mr. McAllister resigned and the employment agreement by and among Mr. McAllister and WizShop was terminated.

                             AUDIT COMMITTEE REPORT

     At the time of this Report, the Audit Committee of the Company's Board of Directors consists of three directors who are not employees of the Company or any of its subsidiaries. The Board believes that all the members of our committee are "independent directors" as defined under applicable listing standards.

     The Board of Directors has modified its written Audit Committee Charter. A copy of the revised Charter is attached as Attachment A.

     Our committee has met and held discussions with management and the independent auditors, Burr, Pilger & Mayer LLP ("BPM"). As a part of this process, we have:

     o Reviewed and discussed the audited financial statements with management,

     o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and

     o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, our committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003, for filing with the SEC.

                    Audit Committee Of The Board Of Directors

/s/ Robert Lanz
-----------------------
Robert Lanz
CHAIRMAN

/s/ Mark Williams
-----------------------
Mark Williams

/s/ Laurence W. Murray
-----------------------
Laurence W. Murray

--------------------------------------------------------------------------------
             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The Compensation Committee of the Board of Directors (the "Committee") is made up entirely of independent, non-employee Directors. The Committee is responsible for reviewing and approving base salaries, bonuses, long-term incentives and other compensation for Company Directors and executive officers. In meeting this responsibility, the Committee's policy is to ensure that executive compensation is appropriately competitive in the attraction and retention of talented leaders, and is linked closely to individual performance, Company performance, and increases in Semotus shareholder value.

     After the end of each year, the Committee asks the Chief Executive Officer ("CEO") to present the current and proposed compensation plan, along with supporting competitive market data, for each executive officer. After discussion with the CEO about the individual performance of each executive, individual compensation plans are approved and established. The Committee meets in Executive Session to review similar information on the CEO (who is absent from this portion of the meeting). The Committee monitors the performance of the CEO and other executive officers throughout the year, and has final responsibility for determining their compensation levels.

     The Company's executive compensation program also takes into account the compensation practices of companies with whom Semotus competes for executive talent. Semotus' policy is to manage overall executive compensation at the median level relative to companies with which we compete for executive talent, with appropriate variation for high-performing individuals and Company performance.

     Executive employee compensation has three components: base salary, performance award (bonus), and long-term incentives, each explained more fully below.

     BASE SALARIES. Base salaries for all Semotus employees - including the Company's top executives - are based upon an evaluation of their responsibilities, an assessment of their performance, and market comparisons from compensation surveys. Average salaries for each employee group are managed such that they fall within the median range of the competing market, in order to ensure Semotus' ability to attract and retain a talented workforce. Changes in base salary for the executives named in the Proxy Statement compensation tables, as well as for all Semotus employees, depend upon projected changes in the external market as well as the individual's contributions to Semotus' corporate performance.

     Each executive's base salary is initially determined with reference to competitive pay practices and is dependent upon the executive's level of responsibility and experience. The Committee uses its discretion, rather than a formal weighting system, to evaluate these factors and to determine individual base salary levels. Thereafter, base salaries are reviewed periodically, and increases, or decreases, are made based on the Committee's subjective assessment of individual performance, as well as the factors discussed above. In 2002, the Board decided to decrease the base salaries of all executive officers, and certain other employees, by ten percent.

     Steven McAllister, Group President of the Company's HipLink Division and President of one of Semotus' wholly owned subsidiaries, WizShop.com, Inc., entered into an employment agreement with WizShop.com on April 6, 2001, as described in the Employment Agreements section of this proxy statement. Under the employment agreement, Mr. McAllister is entitled to a base salary at the rate of $150,000 per year. In 2002, the Board decreased his base salary, with his approval, to its current level of $135,000 per year. Mr. McAllister is also eligible for an annual bonus at a target of 50% of base salary, with the actual amount of bonus paid to be based upon WizShop.com reaching a certain revenue target. This revenue target was not reached; therefore, Mr. McAllister did not receive a bonus for the year. In 2002, Mr. McAllister was granted the stock options described in the executive compensation section of the proxy statement. In December of 2002, WizShop gave Mr. McAllister notice that it was terminating his employment agreement, effective as of March 31, 2003. Thereafter, Mr. McAllister was to become an employee-at-will. Instead, in March of 2003, Mr. McAllister resigned.

     PERFORMANCE AWARDS (BONUSES). The Committee has the discretion to determine the conditions (including corporate financial results and individual performance objectives) applicable to annual performance award payments and the amounts of such awards. For 2002, because the Company did not meet the financial objectives established for the year, the Committee made no bonus awards to any executive officers.

     LONG-TERM INCENTIVE COMPENSATION. In 2002, long-term incentive compensation for selected executives, including the officers of the Company, consisted of grants and/or repricings of existing stock options granted under the Company's 1996 Stock Option Plan. These stock options have either a three-year or four-year pro-rata vesting period to encourage retention of key executives and to provide a longer-term focus towards creation of shareholder value. The exercise price of these options was the fair market value on the grant date, or reprice date, as applicable. As a result, executives receive future gains from these options only to the extent the price of Semotus stock increases. The entire Board of Directors of the Company approved long-term incentive compensation awards for 2002 after evaluating the contribution of each executive to the Company's long-term performance and the impact of each executive's position on the organization.

     Additionally, every employee at Semotus below the executive officer level has been awarded one or more stock option grants under the Company's broad-based stock option program initiated in 1996. This plan is an increasingly vital element of the Company's drive to develop and motivate employees who will sustain Semotus' long-term performance. The Committee believes that the performance of all of its employees will contribute significantly to the Company's future success.

     COMPENSATION OF THE CEO. Anthony N. LaPine became the Company's Chairman, President and Chief Executive Officer on May 1, 1996. In connection with his employment, the Company entered into the employment agreement described in the Employment Agreements section of this proxy statement. Under the employment agreement, Mr. LaPine is entitled to a base salary at the rate of $240,000 per year, plus discretionary increases in accordance in conformity with the Company's standard review procedure. In 2002, the Board decreased, with Mr. LaPine's approval, his base salary to its current level of $216,000 per year. Mr. LaPine is also eligible for an annual bonus at a target of 50% of base salary, with the actual amount of bonus paid to be determined by the Committee in its sole discretion, based upon such factors and performance goals as the Committee deems appropriate. Previously, the Board had agreed that no bonuses would be paid to Mr. LaPine until the Company has four consecutive profitable quarters. Therefore, Mr. LaPine did not receive a bonus for the year. In 2002, Mr. LaPine was granted the stock options described in the executive compensation section of the proxy statement.


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, there were no Compensation Committee interlocks and no participation in Compensation Committee decisions that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934, as amended.

     The foregoing report on executive compensation is provided by the following non-employee directors, who constituted the Compensation Committee during 2002:


/s/ Laurence W. Murray
------------------------
Laurence W. Murray
CHAIRMAN

/s/ Robert Lanz
------------------------
Robert Lanz

/s/ Mark Williams
------------------------
Mark Williams


         INFORMATION REGARDING THE FEES PAID TO BURR, PILGER & MAYER LLP
                      DURING THE YEAR ENDING MARCH 31, 2003

AUDIT FEES

     For the year ended March 31, 2003, the aggregate fees billed for professional services rendered for the audit of Semotus' annual financial statements and the reviews of the financial statements included in Semotus' Form 10Qs by BPM were $42,250.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the year ended March 31, 2003, Semotus did not incur any charges or pay any fees related to any financial information systems design and implementation services provided by BPM.

ALL OTHER FEES

     For the year ended March 31, 2003, the aggregate fees billed for services rendered by BPM, other than the fees discussed in the foregoing paragraphs were $800, which consisted of audit-related services related to the review of a SEC Form S-3 filing.

                             STOCK PERFORMANCE CHART

     As part of proxy statement disclosure requirements mandated by the SEC, we are required to provide a comparison of the cumulative total shareholder return on our common stock with that of a broad equity market index and either a published industry index or a peer group index. This graph is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act. The stock performance shown on the graph is not indicative of future price performance.

     The following chart compares the yearly percentage change in the cumulative total shareholder return in Semotus' common stock since 1998 with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Stock Market - Telecommunications Index (the Peer Index). The comparison assumes $100 was invested on March 31, 1998 in Semotus' common stock and in each of the above indices with reinvestment of dividends.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                 AMONG SEMOTUS SOLUTIONS, NASDAQ COMPOSITE INDEX
                       AND NASDAQ TELECOMMUNICATIONS INDEX

                          3/31/98  3/31/99  3/31/00  3/30/01  3/28/02  3/31/03
Semotus Solutions         $100.00  $ 38.17  $972.37  $ 32.06  $ 10.23  $ 1.83
Nasdaq Composite Index    $100.00  $134.09  $249.11  $100.25  $100.53  $73.06
Nasdaq Telecom Index      $100.00  $159.24  $283.81  $ 84.49  $ 44.75  $30.51

                             ADDITIONAL INFORMATION

     THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS FOR THE YEAR ENDED MARCH 31, 2003, IS BEING DISTRIBUTED TO ALL STOCKHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT, IN SATISFACTION OF THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THE REPORT, EXCEPT FOR EXHIBITS, ARE AVAILABLE AT NO CHARGE UPON REQUEST. TO OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K, PLEASE CONTACT SEMOTUS SOLUTIONS, 16400 LARK AVE., SUITE 230, LOS GATOS, CA 95032, OR AT TELEPHONE NUMBER (408) 358-7100.

                              STOCKHOLDER PROPOSALS

     If you intend to propose any matter for action at our 2004 Annual Meeting of Stockholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of Semotus Solutions at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on or before April 15, 2004, not later than 5:00 p.m. Pacific Standard Time. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2004 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any shareholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us on or before April 15, 2004.

/s/ Anthony N. LaPine
-----------------------
Anthony N. LaPine
PRESIDENT

San Jose, California
August 1, 2003

ATTACHMENT A
================================================================================
                                     CHARTER
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             SEMOTUS SOLUTIONS, INC.

     The Audit Committee of the Board of Directors of the Company was established by the action of the Board in adopting the Bylaws of the Company. The provisions of the Bylaws set forth the basic responsibilities and board procedures for the Audit Committee. This Charter is intended to supplement the Bylaw provisions and to specify in more detail the membership and responsibilities of the Committee, as outlined below:

                                   MEMBERSHIP

     The Audit Committee shall consist of not fewer than three nor more than five members of the Board of Directors. No member of the Committee shall be an active or retired employee of the Company, and all of them shall be independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with their independent judgment as a member of the Committee.

                                RESPONSIBILITIES

     The Audit Committee serves as the representative of the Board for the general oversight of Company affairs in the area of financial accounting and reporting and the underlying internal controls as well as the financial aspects of the Company's funded benefit plans. Through its activities, the Committee will facilitate open communication among directors, the Company's independent accountants, any internal audit function, and corporate management.

     The Audit Committee will assist the Board in discharging its fiduciary responsibilities to shareholders, providing assurance as to the independence of the Company's outside accountants and the adequacy of disclosure to shareholders and to the public.


     Specifically, the Audit Committee will:

     1. Hold no less than two regularly scheduled meetings each year, and other meetings from time to time as may be called pursuant to the Company's Bylaws. A majority shall constitute a quorum of the Audit Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee.

     2. Recommend to the Board, annually, the appointment of a firm of independent public accountants as the Company's outside auditors.

     3.   Review with representatives of the independent accountants:

          o The plan for and scope of its annual audit of the Company's financial statements.
          o  The results of the annual audit.
          o Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, and procedures.
          o Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements.

     4. Review the extent of any services outside the audit area performed for the Company by its independent accountants.

     5. Review the fees proposed by the Company's independent accountants for their services.

     6. Review whether management has sought a second opinion regarding a significant accounting issue, and, if so, obtain the rationale for the particular accounting treatment chosen.

     7. Review the Company's Annual Report prior to filing with the Securities and Exchange Commission.

     8. Review the Company's Quarterly Reports prior to filing with the Securities and Exchange Commission.

     9. Review compliance by officers and employees with the Company's policies on business ethics and public responsibility.

     10. Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

     11. Meet privately from time to time with representatives of the independent accountants, the Chief Financial Officer and management.

     12. Handle Complaints About Accounting Matters. As part of the board's procedure for receiving and handling complaints or concerns about the company's conduct, the committee has established the following procedures for: (i) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by the company's employees of concerns regarding questionable accounting or auditing matters.

          o Semotus has established and published on its Web site special mail addresses for receiving complaints regarding accounting, internal accounting controls, or auditing matters;

          o All such complaints will be sent to the chair of the audit committee;

          o The status of the complaints will be reported on a quarterly basis to the chair of the audit committee and, if he so directs, to the committee or the full board;

          o The audit committee chair may request special treatment, including the retention of outside counsel or other advisors, for any complaint addressed to it.

PROXY

                             SEMOTUS SOLUTIONS, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anthony N. LaPine with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Semotus Solutions, Inc. held of record by the undersigned on July 29, 2003, at the Annual Meeting of Shareholders to be held at the Company's offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on Thursday, September 25, 2003, at 2:30 p.m., Pacific Time or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEMOTUS SOLUTIONS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ON THE REVERSE SIDE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.


                        (To be signed on the other side)

SEMOTUS SOLUTIONS, INC.
16400 LARK AVE.
SUITE 230
LOS GATOS, CA 95032
ATTN: TALI DURANT

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Semotus Solutions, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR     SEMTS      KEEP THIS PORTION FOR YOUR
BLACK INK AS FOLLOWS:                       1        RECORDS DETACH AND RETURN
                                                     THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEMOTUS SOLUTIONS, INC.

1. Election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:


   01)Anthony N. LaPine, 02)Robert Lanz, 03)Mark Williams, 04)Laurence W. Murray

     For    Withhold   For All  To withhold authority to vote, mark "For All
     All      All      Except:  Except" and write the nominee's number on the
     [_]      [_]       [_]     line below.


                                ------------------------------------------------

Vote On Proposals

2. The ratification of the appointment of Burr, Pilger & Mayer LLP, as the Company's independent accountants for the fiscal year ending March 31, 2004:

     For     Against   Abstain
     [_]       [_]       [_]

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof:

     Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.



     ---------------------------------------      ------------------------------
     Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)